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                                                                   Exhibit 10.15



                                  AMENDMENT TO
                              EMPLOYMENT AGREEMENT
                              --------------------


This Amendment to Employment Agreement is made as of this 30th day of April, 1998 by and between Ronald L. Koonsman, a Texas resident ("Employee"), and Telephone Warehouse, Inc., a Delaware corporation ("Employer").

                                   WITNESSETH
                                   ----------

WHEREAS, Employee and Employer entered into that certain Amended and Restated Employment Agreement dated as of the 27th day of June, 1997 (the "Employment Agreement"); and

WHEREAS, Employee and Employer have agreed to a certain amendment to the Employment Agreement to provide for the continued employment of Employee by Employer.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Employee and Employer agree to amend the Employment Agreement as follows:

         1. Paragraph 3(b) shall be restated in its entirety to read as follows: On or prior to January 31, 1999, he shall receive a bonus in the amount of $652,000.

         2. Except as herein amended, the Employment Agreement shall remain in full force and effect.

WHEREOF, the parties have hereunto set their hands and seals as of the day and year first above written.

                                    EMPLOYER:

                                    TELEPHONE WAREHOUSE, INC.

                                    By: /s/ Nick Molina
                                       ------------------------------
                                       Name:  Nick Molina
                                       Title: CEO/President

                                    EMPLOYEE:

                                       /s/ Ronald L. Koonsman
                                       ------------------------------
                                       Ronald L. Koonsman